EXHIBIT 10.22(f)

MODIFICATION OF CREDIT AGREEMENT,

WAIVER AND CONSENT

THIS MODIFICATION OF CREDIT AGREEMENT AND CONSENT (“Modification and Consent”) is made the 15th day of August, 2005 (the “Effective Date”), by and between WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, (“Lender”), and CRUZAN INTERNATIONAL, INC., a Delaware corporation formerly known as Todhunter International, Inc., a Delaware corporation (“Borrower”)

W I T N E S S E T H:

WHEREAS, on October 19, 2001, Lender, Borrower and other lenders entered into an Amended and Restated Credit Agreement (as subsequently amended, “Credit Agreement”) in connection with Revolving Loans, Term Loans and Letters of Credit made available by Lender, and other lenders, to Borrower in an aggregate commitment that is currently of $40,000,000.00; and

WHEREAS, Lender, as successor by merger to SouthTrust Bank, is the Administrative Agent and sole Lender under the Credit Agreement; and

WHEREAS, V&S Vin & Sprit AB (“V&S”) intends to acquire majority of the ownership interests in Borrower including those interests held by Angostura Limited; and

WHEREAS, the owners of Borrower intend to convert Borrower from a publicly traded corporation to a privately held corporation;

WHEREAS, these transactions require certain modifications of the Credit Agreement and/or consent of Lender with respect to such actions; and

WHEREAS, Lender is willing to amend the Credit Agreement and to consent to certain actions on the terms and conditions set forth in this Modification.

NOW, THEREFORE, in consideration of mutual promises and covenants of this Modification and Consent and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1.                                       Recitals.  The foregoing recitals are true and correct and by this reference are made a material part of this Modification and Consent.  All capitalized terms used herein shall have the meaning ascribed to them in the Credit Agreement unless the context shall require otherwise.

2.                                       Lenders.  Wachovia Bank, National Association is the sole Lender, having received by assignment and mutual agreement the Loan interests of the other lenders heretofore a party to the Credit Agreement as Lenders and having succeeded to SouthTrust Bank’s interests under the Credit Agreement by merger.

3.                                       Waiver:  Lender hereby agrees to waive Borrower’s compliance with the provisions of Section 11.03 (Fixed Charge Coverage) for the period ended June 30, 2005.

4.                                       Acquisition of Controlling Interests.  Lender hereby consents, in accordance with Article X of the Credit Agreement, to the acquisition by V&S of the majority, and controlling interests, of Angostura Limited in Borrower.

5.                                       Control.  The definition of “Control” in Article I is hereby replaced in its entirety with the following:

“Control” means the ownership by any one Person or group of related Persons of more than fifty percent (50%) of the outstanding shares of voting stock of the Borrower or a Subsidiary.

6.                                       Conversion to Private Company.  To the extent consent or approval is required, Lender hereby consents to the Borrower’s becoming a privately held corporation (including, without limitation, consenting to the merger of the Borrower with a direct or indirect subsidiary of V&S, the related changes in the organizational documents of the Borrower, and the other transactions contemplated thereby) and acknowledges that upon its successful conversion to a privately held corporation the requirements of the Credit Agreement based on its being a publicly held corporation shall be deemed waived for as long as the Borrower is privately held.

7.                                       Financial Statements.  The financial statements required by Section 9.02 to be delivered at the end of each fiscal year of the Borrower shall be audited by McGladrey & Pullen, LLP or such other independent certified public accountants of recognized national standing proposed by Borrower and otherwise reasonably acceptable to Lender.

8.                                       Warranty.  Borrower hereby warrants and represents to Lender that, since December 1, 2004, after giving effect to this Modification, Borrower has been and is in compliance with all provisions of the Credit Agreement and all other Loan Documents and that no Default or Event of Default has occurred thereunder nor has any event occurred or failed to occur which with the passage of time or the giving of notice or both would comprise such a Default or Event of Default.

9.                                       Ratifications.  Borrower hereby ratifies and confirms each of its obligations and indebtedness under the Credit Agreement and each of the other Loan Documents, as amended hereby, and hereby represents and warrants to Lender that Borrower neither has nor claims any defenses, counterclaims or offsets to any such obligations or indebtedness.

10.                                 Fees.  The effectiveness of this Modification and the amendments and waivers contemplated herein are expressly conditioned upon the payment by Borrower to Lender of an amendment fee of $102,500.00 and reimbursement by Borrower of Lender for all reasonable attorneys’ fees and expenses incurred in connection with this Modification.

11.                                 Miscellaneous.

(a)  This agreement shall be governed by and construed in accordance with the laws of the State of Florida.  Paragraph headings used herein are for convenience only and shall not be used to interpret any term hereof.  The Credit Agreement shall continue in full force and effect as modified by this Modification.  In the event the terms of this Modification conflict with the terms of the Credit Agreement, the terms of this Modification shall control.

(b)  This Modification constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral among the parties hereto with respect to the subject matter hereof, all of which prior agreements, understanding, negotiations and discussions, both written and oral, are merged into this Modification.  All provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect as modified by this Modification.  Without limiting the generality of any of the provisions of this Modification, nothing herein or in any instrument or agreement shall be deemed or construed to constitute a novation, satisfaction or refinancing of all or any portion of the Loan or in any manner affect or impair the lien or priority of the Credit Agreement or any of the Loan Documents as amended hereby.

(c)  This Modification may be executed in any number of counterparts with each executed counterpart constituting an original, but altogether constituting but one and the same instrument.

(d)  This Modification shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, legal representatives, executors, successors and assigns.

12.                                 RELEASE.  IN CONSIDERATION OF THE ACCOMMODATIONS PROVIDED HEREIN, BORROWER HEREBY UNCONDITIONALLY IRREVOCABLY AND FOREVER RELEASES, ACQUITS AND DISCHARGES LENDER AND LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND COUNSEL FROM ANY AND ALL CLAIMS, DEMANDS AND CAUSES OF ACTION THAT ANY OF THEM HAD, NOW HAS OR MAY IN THE FUTURE HAVE AGAINST LENDER OR ANY ONE OR MORE OF LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR COUNSEL FOR THE ACTS OR OMISSIONS OF ANY OF THE FOREGOING PARTIES FROM THE BEGINNING OF TIME THROUGH, TO AND INCLUDING THE DATE OF THE EFFECTIVENESS OF THIS MODIFICATION, WHICH RELATED TO ANY CLAIMS ARISING OUT OF OR CONNECTED IN ANY MANNER WITH THE TRANSACTIONS CONTEMPLATED HEREIN OR IN THE CREDIT AGREEMENT AS AMENDED HEREBY OR ANY OTHER LOAN DOCUMENTS AS THE SAME MAY BE AMENDED HEREBY, AS THE CASE MAY BE.

13.                                 WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MODIFICATION OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS BY ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDERS’ ENTERING INTO THIS MODIFICATION AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO BORROWER.  FURTHER, BORROWER HEREBY CERTIFIES THAT NO

REPRESENTATIVE OR AGENT OF LENDER NOR LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY OF AGENT’S COUNSEL OR LENDERS WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.  NO REPRESENTATIVE OR AGENT OF LENDER OR LENDER’S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

IN WITNESS WHEREOF, Borrower and Lender have caused this agreement to be effective as of the day and year set forth above.

WITNESSES:		BORROWER:

CRUZAN INTERNATIONAL, INC., a Delaware
corporation

/s/:	Michelle Gerber	By:	/s/ Ezra Shashoua
Print Name: Michelle Gerber		Print Name:	Ezra Shashoua
/s/:	Stephanie Fisher	Title:	Executive Vice President & CFO
Print Name: Stephanie Fisher

STATE OF FLORIDA	)
)
COUNTY OF PALM BEACH	)

The foregoing instrument was acknowledged before me this 15th day of August, 2005 by Ezra Shashoua as Executive Vice President & CFO of Cruzan International, Inc., on behalf of the corporation.  He is personally known to me or has produced                                           (type of identification) as identification.

/s/:	Jennifer Lubrano-Murphy
Notary Public
State of Florida

Jennifer Lubrano-Murphy
(Print, Type or Stamp Commissioned Name of Notary Public)

[Signatures continued on next page]

LENDER:

WITNESSES:	WACHOVIA BANK, NATIONAL
ASSOCIATION

/s/:	Michelle Gerber	By:	/s/ Michael Betty
Print Name: Michelle Gerber		Print Name: Michael Betty
/s/:	Maryann Nobile	Title: Vice President
Print Name: Maryann Nobile

STATE OF FLORIDA	)
)
COUNTY OF	)

The foregoing instrument was acknowledged before me this 15th day of August, 2005 by Michael Betty as Vice President of Wachovia Bank, National Association, on behalf of the bank.  He is personally known to me or has produced                                                  (type of identification) as identification.

/s/:	Laura S. Forbes
Notary Public
State of Florida

Laura S. Forbes
(Print, Type or Stamp Commissioned Name of Notary Public)